MAN ACTIVE GLOBAL INFRASTRUCTURE ETF – MGIN (NYSE Arca, Inc.)

Summary Prospectus

September 17, 2026

Summary Prospectus – September 17, 2026

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, reports to shareholders, as well as other information about the Fund, online at www.man.com/products/man-active-global-infrastructure-etf. You may also obtain this information at no charge by calling (866) 505-1108.

Risk/Return Summary: Investment Objective

Man Active Global Infrastructure ETF (the “Fund”) seeks to provide long term capital growth.

Risk/Return Summary: Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Distribution and/or Service (12b-1) Fees[2]	0.00%
Other Expenses[3]	0.00%
Total Annual Fund Operating Expenses	0.75%

[1]

Man Solutions LLC, the Fund’s investment adviser (the “Adviser”), will pay all expenses of the Fund, except for the fee payments to the Adviser under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expenses, acquired fund fees and expenses, taxes, trading fees, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other non-routine or extraordinary expenses.

[2]

The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Board”).

[3]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations prior to the date of this Prospectus, it does not have portfolio turnover information for the prior fiscal year to report.

Risk/Return Summary: Investments, Risks and Performance

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of infrastructure companies and companies that hold or invest in infrastructure related assets. Infrastructure companies are companies that engage in the ownership, management, construction, development, renovation, operation, use or financing of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure related assets. Examples of infrastructure companies include utilities companies, energy infrastructure companies, industrial infrastructure companies, communication services infrastructure companies, real estate infrastructure companies, health care infrastructure companies and transportation companies. In addition to corporate issuers, infrastructure companies may also include issuers organized as master limited partnerships and their affiliates. Infrastructure related assets are the physical structures, technology, networks and systems which provide necessary services for the function, growth and development of society, including but not limited to utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and technology.

The Fund’s investments are concentrated (i.e., more than 25% of the Fund’s assets) in the securities of issuers in the infrastructure industry. The Fund’s investments in equity securities may include common stocks, preferred stocks, depositary receipts and exchange-traded master limited partnerships. The Fund may also invest in real estate investment trusts (“REITs”).

The Fund generally focuses on companies with a minimum market capitalization of at least $2 billion. Although the Fund generally focuses on mid- and large capitalization companies, the market capitalizations of issuers in which the Fund invests may vary with market conditions.

Under normal market conditions, the Fund invests at least 30% of its assets in securities issued by issuers located outside of the United States, which may include emerging market countries, and in at least five different countries, excluding the United States. An issuer will be considered to be located outside of the United States if it is domiciled in, derives a significant portion of its revenue from, or its primary trading market is in a country outside of the United States, and may include stocks of companies that trade in the form of depositary receipts. Emerging market countries include all countries represented in the MSCI Emerging Markets Index. Certain of the Fund’s investments may be denominated in foreign currencies.

Using a combination of a top-down (evaluating the market as a whole rather than evaluating each individual company) and bottom-up analysis (evaluating each individual company rather than looking at movements in prices within a particular market or market segment), GLG LLC (the “Sub-Adviser”) invests in companies it believes have the potential for long term capital growth. The top-down approach may take into consideration macroeconomic factors such as, without limitation, global growth trends, interest rate conditions and inflation, alongside commodity-specific supply and demand fundamentals, pricing and inventory cycles, capital expenditure trends, geopolitical risks affecting resource availability and trade flows and regulatory developments, in order to seek to identify attractive commodities, industries and sectors. The Sub-Adviser then uses a bottom-up analysis of individual companies. In determining whether a particular company may be a suitable investment, the Sub-Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s asset quality, competitive positioning and market structure, management quality and operational track record, financial strength and debt profile, free cash flow generation and distribution coverage, sensitivity to commodity prices and volume trends, exposure to identified macroeconomic themes, valuation relative to intrinsic value and peer group, and environmental and geopolitical risk factors relevant to the company’s operations. The Sub-Adviser typically sells a security when it believes a security has reached its full market value, when the reasons for buying it no longer apply in the Sub-Adviser’s view or when the company begins to show declining fundamentals or weak relative performance. The Fund may also sell a security to secure gains, limit losses or to invest assets into more promising opportunities.

Foreign currency forward contracts, which are a type of derivative instrument, may be used to hedge foreign currency risk.

The Fund is actively managed and may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified fund in the securities of a limited number of issuers.

Principal Risks

A shareholder of the Fund could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares. The following risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure.

Concentration Risk. If a fund’s investments are focused in one or more industries or sectors of the economy, such as industries of companies related to infrastructure or infrastructure related assets, such fund would be less broadly invested across industries or sectors than other funds. This means that concentrated funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors. From time to time, a small number of companies may represent a large portion of a single industry or sector.

Counterparty Risk. The Fund is subject to the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S.

markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund’s use of derivatives may result in losses to the Fund. Derivatives in which the Fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying assets or the Fund’s other investments in the manner intended. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance. In addition, the Fund’s investments in derivatives are subject to the following risks:

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Foreign Currency Forward Contracts Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leveraged derivatives can magnify the Fund’s potential gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks of foreign developed countries and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Equity Securities Risk. The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

Exchange-Traded Fund (ETF) Risk. Like other ETFs, the Fund, and any ETFs that the Fund invests in, are subject to the following risks:

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Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units (described below) with the Fund) (“Authorized Participants”). To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. This, in turn, could lead to wider spreads between the bid price (i.e., the highest price a buyer is willing to pay to purchase shares) and the ask price (i.e., the lowest price a seller is willing to accept for shares) of the Fund.

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Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium to NAV) or less than the NAV intra-day (at a discount to NAV). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, bid-ask spreads (as defined below) may widen and market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

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In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the NAV, and the bid-ask spread could widen.

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To the extent authorized participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of the Fund’s shares and the NAV and the bid-ask spread could widen.

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The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for the Fund’s shares than the Fund’s NAV, which is reflected in the bid and ask price for the Fund’s shares or in the closing price.

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When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the NAV, and the bid-ask spread could widen.

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In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the NAV, and the bid-ask spread could widen.

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Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

●	Cash Transactions Risk. The Fund may effect creation and redemptions partly or wholly for cash, but the Fund reserves the right to require creations and redemptions be effected in whole or in part

“in-kind.” To the extent creations and redemptions are effected in cash, the Fund may be less tax-efficient than an investment in an ETF that does not elect to effect all creations and redemptions principally for cash. To the extent the Fund sells Fund securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Fund had transacted entirely in-kind.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

Foreign Investment Risk. Investments in foreign markets entail special risks, such as currency, political (including geopolitical), economic and market risks, and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

High Portfolio Turnover Risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Infrastructure Companies and Infrastructure Related Asset Risk. Because the Fund invests significantly in infrastructure companies and infrastructure related assets, the Fund is more susceptible to adverse economic, regulatory, political, legal and other changes affecting such companies. Infrastructure companies and infrastructure related assets are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, service interruption due to environmental, operational or other mishaps, and other factors. Additionally, infrastructure companies and infrastructure related assets may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption and/or legal challenges due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; nationalization; and general changes in market sentiment towards infrastructure assets. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns. At times, the performance of securities of such companies may lag the performance of other industries or the broader market as a whole. A downturn in this group of industries could have an adverse impact on the Fund.

Large-Cap Company Risk. The Fund invests in large-capitalization (or “large-cap”) companies. Large-cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and share price.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Management Risk. The Fund is actively managed. Investment decisions, techniques, analyses or models implemented by the Fund’s Adviser or Sub-Adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, technological or economic developments. Different sectors of the market and different security types may react differently to such developments.

Master Limited Partnership (MLP) Risk. MLPs generally reflect the risks associated with their underlying assets and with pooled investment vehicles. MLPs with credit-related holdings are subject to interest-rate risk and risk of default.

Mid-Cap Company Risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.

New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.

Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Preferred Stock Risk. Preferred stock generally ranks senior to common stock with respect to dividends and liquidation but ranks junior to debt securities. Unlike interest payments on debt securities, preferred stock dividends are only payable if declared by the issuer’s board of directors. Preferred stock may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts (REITs) Risk. The Fund may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Summary Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.man.com/products/man-active-global-infrastructure-etf or by calling (866) 505-1108. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Man Solutions LLC, the Adviser, serves as the investment adviser to the Fund.

Sub-Adviser

GLG LLC, an affiliate of the Adviser, serves as the investment sub-adviser to the Fund.

Portfolio Managers

Albert Chu (the “Portfolio Manager”), a portfolio manager at the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager has managed the Fund since its inception in 2026.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer at market price and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on the Exchange. Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof by institutions that have entered into an agreement with the Fund. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.man.com/products/man-active-global-infrastructure-etf.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or an affiliate may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.